UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022

Resonant INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36467	45-4320930
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10900 Stonelake Blvd., Suite 100, Office 02-130, Austin, Texas 78759
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (805) 308-9803

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RESN	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2022, Resonant Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of February 14, 2022 (the “Merger Agreement”), by and among the Company, Murata Electronics North America, Inc., a Texas corporation (“Murata”), and PJ Cosmos Acquisition Company, Inc., a Delaware corporation and wholly owned subsidiary of Murata (“Purchaser”). Murata is a wholly-owned subsidiary of Murata Manufacturing Co., Ltd., of Kyoto, Japan.

Pursuant to the Merger Agreement, Purchaser commenced an all-cash tender offer (the “Offer”) for all outstanding shares of the Company’s common stock, par value $0.001 per share (“Shares”), at a purchase price of $4.50 per Share, net to the tendering stockholder in cash, without interest and less any required withholding taxes (the “Per Share Amount”).

The Offer expired one minute following 11:59 p.m., Eastern time, on March 25, 2022. Computershare Inc. and Computershare Trust Company, N.A., depositary and paying agent for the Offer, advised that, as of the expiration of the Offer, a total of 48,005,632 Shares were validly tendered and not validly withdrawn pursuant to the Offer (including Shares subject to guaranteed delivery procedures that have not yet been received), which when added to the Shares owned by Murata and its controlled subsidiaries, represent approximately 75.57% of the outstanding Shares. Each condition to the Offer was satisfied or waived, and, on March 28, 2022, Purchaser irrevocably accepted for payment all Shares that were validly tendered and not withdrawn.

On March 28, 2022, following consummation of the Offer, Purchaser merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Murata. The Merger was completed pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the Company’s stockholders required to consummate the Merger. At the effective time of the Merger (the “Effective Time”), all outstanding Shares not tendered in the Offer (other than Shares held by (i) the Company, Murata or their respective subsidiaries immediately prior to the Effective Time and (ii) stockholders of the Company who have properly and validly perfected their statutory appraisal rights under the DGCL) were converted into the right to receive the Per Share Amount on the terms and subject to the condition set forth in the Merger Agreement.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 14, 2022 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on March 28, 2022, Purchaser irrevocably accepted for payment all Shares validly tendered and not withdrawn pursuant to the Offer on or prior to the expiration of the Offer. On March 28, 2022, the Merger was completed pursuant to Section 251(h) of the DGCL, with no vote of the Company’s stockholders required to consummate the Merger. Upon the consummation of the Merger, the Company became a wholly-owned subsidiary of Murata.

The aggregate consideration paid in the Offer and Merger for all outstanding Shares, was approximately $289,886,769, which was funded from Murata’s cash on hand.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (x) halt and suspend trading in the Shares as of the close of business on March 25, 2022 and (y) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended and the Common Stock be deregistered under Section 12(b) of the Exchange Act, at the time such filing is permitted under SEC rules.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

As a result of Purchaser’s acceptance for payment of all Shares that were validly tendered and not validly withdrawn pursuant to the Offer, a change in control of the Company occurred.

The information set forth in the Introductory Note and under Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 28, 2022, in connection with the Merger, Rubén Caballero, Michael J. Fox, George B. Holmes, Alan B. Howe, Jack H. Jacobs, Joshua Jacobs, Jean F. Rankin and Robert Tirva each resigned from his or her position as a member of the Company board of directors, effective immediately. These departures were not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices. On March 28, 2022, Masanori Minamide, David Kirk, and Takaki Murata were appointed as directors of the Company, effective immediately. Takaki Murata is currently serving as the interim Chief Executive Officer for pSemi. He has served in various other positions at Murata and its subsidiaries, including as a director of the RF Device division, Module Business Unit beginning in 2020. The qualifications, including the professional backgrounds and employment histories, of Masanori Minamide and David Kirk set forth on Schedule I of Exhibit (a)(1)(A) of the Tender Offer Statement on Schedule TO filed by Murata and Purchaser with the SEC on February 28, 2022 (as amended or supplemented from time to time, the “Schedule TO”), are incorporated by reference into this Item 5.02.

On March 28, 2022, the Company’s board of directors removed each of George B. Holmes, Martin McDermut, Lisa Wolf, and Clint Brown from their respective positions as Chief Executive Officer and President, Chief Financial Officer and Secretary, Chief Accounting Officer, and Senior Vice President, Sales and Marketing of the Company. Immediately following such removal, the Company’s board of directors appointed Takaki Murata to serve as Chief Executive Officer and Kohei Tominaga to serve as Treasurer. The qualifications, including the professional background and employment history, of Kohei Tominaga set forth on Schedule I of Exhibit (a)(1)(A) of the Schedule TO are incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were each amended and restated in their entirety. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of February 14, 2022, by and among Resonant Inc., Murata Electronics North America, Inc. and PJ Cosmos Acquisition Company, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 14, 2022)*
3.1	Amended and Restated Certificate of Incorporation of Resonant Inc.
3.2	Amended and Restated Bylaws of Resonant Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2022

RESONANT INC.

By:	/s/ Takaki Murata
Name: Takaki Murata
Title: Chief Executive Officer

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